UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) October 19, 2005

NOMURA ASSET ACCEPTANCE CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdictionof incorporation)	333-126812 (Commission File Number)	13-3672336 (IRS Employer ID Number)

2 World Financial Center, Building B New York, New York	10281
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(212) 667-1888

No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated October 17, 2005, in connection with the issuance of Nomura Asset Acceptance Corporation, Alternative Loan Trust, Series 2005-S3, in order to replace in its entirety the Current Report on Form 8-K originally dated October 17, 2005, which was incorrectly filed.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)        Shell Company Transaction

Not applicable

(d)

Exhibits:

4.1

The Pooling and Servicing Agreement dated as of September 1, 2005, by and among the Company, the Seller, the Servicer, the Securities Administrator, the Master Servicer, the Trustee and the Custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOMURA ASSET ACCEPTANCE CORP.

By: /s/ John P. Graham

Name: John P. Graham

Title: Managing Director

Dated: October 19, 2005